                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ] Preliminary Proxy Statement    [ ] Confidential, For Use of the
                                           Commission Only (as Permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                LaBarge, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [ ] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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


                            [LABARGE, INC. LOGO]




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 21, 1997


TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of LaBarge, Inc. will be held at the Adam's Mark Hotel, Fourth and Chestnut Streets, St. Louis, Missouri, on October 21, 1997, at 11:00 A.M., CDT.

     At the Annual Meeting, Common Stockholders will be asked:

     1.   To elect three Directors for a term ending in 2000;

     2. To approve the amendment to Article Fourth of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000;

     3 To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for fiscal 1998;

     4. To transact such other business as may properly come before the meeting.

     Only stockholders whose names appear of record at the Company's close of business on August 29, 1997 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS NOTICE HAVE THE DEFINITIONS GIVEN TO THEM IN THE ATTACHED PROXY STATEMENT.

     If you receive more than one proxy card because you own shares registered in different names or at different addresses, please complete, sign, date and return each proxy card as soon as possible in the enclosed envelope, which needs no postage if mailed in the United States. You must complete and return a proxy card in order to exercise your proxy voting rights.

                                          By Order of the Board of Directors,


                                          WILLIAM J. MAENDER
                                          Vice President - Finance and Secretary
September 22, 1997


ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                  LABARGE, INC.
                               9900A CLAYTON ROAD
                              POST OFFICE BOX 14499
                            ST. LOUIS, MO 63178-4499


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 21, 1997


     This Proxy Statement is being furnished to the Common Stockholders of LaBarge, Inc. (the "Company") on or about September 22, 1997 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on October 21, 1997 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

     Holders of shares of common stock, par value $.01 per share (the "Common Stock") of the Company at its close of business on August 29, 1997 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 15,658,230 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

     A plurality of votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Approval of the proposed amendment to the Certificate of Incorporation requires the affirmation vote of Stockholders holding a majority of shares of Common Stock entitled to vote. Ratification of the selection of independent accountants require the affirmative vote of Stockholders holding a majority of the shares of Common Stock voted at the Annual Meeting.

     Management of the Company (the "Management"), together with members of the Board of Directors of the Company, in the aggregate directly or indirectly controlled approximately 30.6% of the Common Stock outstanding on the Record Date.

     Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted in determining whether proposals presented to stockholders, have been approved, but are counted for purposes of determining whether a quorum is present. Under applicable Delaware law, an abstention or broker non-vote will have the same effect as a vote against the proposed amendment to the Certificate of Incorporation and will have no effect on the outcome of the election of directors or on the ratification of the recommended independent accountants.

     All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR election of the Board's nominees as directors, FOR the proposed amendment to the Certificate of

Incorporation, FOR the ratification of the recommended independent accountants and, at the discretion of the named proxies, on any other matters that may properly come before the Meeting. The Board of Directors of the Company does not know of any matters other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement that will come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be set to: Corporate Secretary, LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124 [telephone number (314) 997-0800].

     The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile transmission or telegraph, by Directors, officers or regular employees of the Company. The cost of solicitation of proxies will be borne by the Company.

     A copy of the Company's Annual Report for the fiscal year ended June 29, 1997 is being sent to each stockholder along with this Proxy Statement.

--------------------------------------------------------------------------------
                The date of this Proxy Statement is September 22, 1997.
--------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes, designated Class A, Class B and Class C, each class being elected for a three-year term. Three Class B Directors will be elected at the upcoming 1997 Annual Meeting; three Class C Directors, at the 1998 Annual Meeting; and three Class A Directors, at the 1999 Annual Meeting, in each case to serve until their successors have been duly elected and qualified. The nominees for election as Class B Directors are: R. Hal Dean; J. C. Kuhn, Jr. and Edward J. Nestor, Jr. The nominees receiving the greatest number of votes at the Annual Meeting will be elected.

     The nominees for election as Class B Directors at the Annual Meeting, set forth in the table below, are incumbent Directors. Each of the nominees has consented to serve as a Director if elected. Unless authority to vote for any of the three Directors is withheld in a proxy, it is intended that each proxy will be voted FOR such nominees. In the event that any of the nominees for Director should, before the Annual Meeting, become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors. The accompanying form of Proxy contains a discretionary grant of authority with respect to this matter. To the best of the Company's knowledge, all nominees will be available to serve.

     The following biographical information is furnished with respect to each nominee and each current Director whose term continues after the Annual Meeting.


                                                       TERM
                                                     EXPIRATION               DIRECTOR       POSITIONS WITH THE
                                                        DATE          AGE      SINCE              COMPANY
---------------------------------------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS CLASS B DIRECTORS
------------------------------------------

  R. HAL DEAN                                           2000          80        1981     DIRECTOR

  J. C. KUHN, JR.                                       2000          57        1989     DIRECTOR

  EDWARD J. NESTOR, JR.                                 2000          72        1972     DIRECTOR
---------------------------------------------------------------------------------------------------------------
Continuing Class A Directors
----------------------------

   Craig E. LaBarge                                     1999          46        1981     Chief Executive Officer,
                                                                                         President and Director

   James P. Shanahan, Jr.                               1999          36        1987     Director

   Jack E. Thomas, Jr.                                  1999          45        1997     Director
---------------------------------------------------------------------------------------------------------------
Continuing Class C Directors
----------------------------

   Gus G. Casten                                        1998          72        1971     Director

   Richard P. Conerly                                   1998          73        1975     Director

   Pierre L. LaBarge, Jr.                               1998          72        1967     Director
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                   FOR ELECTION OF ITS NOMINEES FOR DIRECTOR.
--------------------------------------------------------------------------------


EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTOR
     The following table sets forth certain information, as of August 29, 1997, with respect to the executive officers, directors whose term of office will continue after the Annual Meeting and nominees for directors of the Company.


          NAME                                   AGE          POSITION(S)
----------------------------------------------------------------------------------------------------------
     Pierre L. LaBarge, Jr. ..................... 72      Chairman Emeritus and Director
     Craig E. LaBarge ........................... 46      Chief Executive Officer, President and Director
     William J. Maender ......................... 51      Vice President - Finance, Treasurer and Secretary
     Harvey Baker ............................... 46      Vice President - Operations
     Thomas L. Hubbard .......................... 44      Vice President - Telecommunications Business Unit
     Gus G. Casten .............................. 72      Director
     Richard P. Conerly.......................... 73      Director
     R. Hal Dean ................................ 80      Director
     J. C. Kuhn, Jr. ............................ 57      Director
     Edward J. Nestor, Jr.  ..................... 72      Director
     James P. Shanahan, Jr.  .................... 36      Director
     Jack E. Thomas, Jr.  ....................... 45      Director

     Pierre L. LaBarge, Jr., Chairman Emeritus, is the founder of the predecessor of the Company and serves as a member of the Audit Committee of the Board of Directors. Mr. LaBarge retired from day-to-day business operations in 1995. He has been a Director since 1967.

     Craig E. LaBarge is the son of Pierre LaBarge, Jr. and has been a Director since 1981. He assumed the positions of Chief Executive Officer and President in 1991. Prior to that time, he was Vice President Marketing of the Electronics Division of the Company (1975 to 1979), President of the Electronics Division of the Company (1979 to present), Vice President of the Company (1981 to 1986) and President and Chief Operating Officer of the Company (1986 to 1991). Mr. LaBarge is also a director and member of the Audit Committee of TALX Corporation.

     Mr. Maender joined the Company in 1984. He has been Vice President - Finance, Treasurer and Secretary for more than five years.

     Mr. Baker joined the Company in 1996 as Vice President - Operations. Prior to joining the Company, he was Vice President of Manufacturing and Customer Service for the Broadcast Division of Harris Corporation for more than five years.

     Mr. Hubbard joined the Company in 1980. He became Vice President - Telecommunications Business Unit in 1996. Prior to that time, he was Sales Manager for the Joplin facility for more than five years.

     Mr. Casten became a Director in 1971 and serves as a member of the Human Resources Committee of the Board of Directors. He is retired and was formerly a physician with Montclair Cardiology Associates, P.A., Birmingham, Alabama.

     Mr. Conerly became a director in 1975 and serves as a member of the Audit Committee of the Board of Directors. He was formerly Chairman and Chief Executive Officer of Orion Capital Inc. (a private company) from 1987 to 1994; President of Pott Industries Inc., St. Louis, Missouri, a marine services company, from 1969 to 1987; and Vice Chairman of Coal-Marine, Houston Natural Gas Corporation, parent company of Pott Industries Inc., from 1979 to 1985.

     Mr. Dean became a Director in 1981 and serves as a member of the Audit and Human Resources Committees of the Board of Directors. He has been retired for more than the past five years and was formerly Chairman of the Board, President and Chief Executive Officer of Ralston Purina Company.

     Mr. Kuhn became a Director in 1989 and serves as a member of the Audit Committee of the Board of Directors. He retired from the positions of Executive Vice President and Chief Operating Officer of the Company in 1996. Mr. Kuhn has served in a consulting capacity for the Company since retirement.

     Mr. Nestor became a Director in 1972 and serves as a member of the Audit Committee of the Board of Directors. He joined the predecessor of the Company in 1961 and served as Executive Vice President - Finance and Treasurer from 1975 to 1987, Secretary from 1985 to 1988 and Senior Vice President - Administration from 1987 to 1988. Mr. Nestor retired as an officer and employee of the Company in 1988.

     Mr. Shanahan became a Director in 1987 and serves as a member of the Audit and Human Resources Committees of the Board of Directors. He has been Executive Vice President and General Counsel of Pacholder Associates, Inc., an investment advisory firm, since 1986. Mr. Shanahan is also a director of USF&G Pacholder Fund, Inc.

     Mr. Thomas became a Director in 1997. He has been President, Chief Executive Officer and Chairman of the Board of Coin Acceptors, Inc. since 1982. Mr. Thomas serves on the Board of Directors of Mercantile Trust Company, is Chairman of Royal Vendors, Inc. (a private company), and serves on the Advisory Board of AON Risk Services and Clark Holding Corporation.

     The Board of Directors of the Company held six meetings in fiscal 1997. The Company has a standing Audit Committee of its Board of Directors, which held four meetings in fiscal 1997. This Committee performed the following principal functions: (i) reviewed financial statements with the Company's chief financial officer and independent accountants, (ii) reviewed the independent accountants' "management letters" and (iii) approved the appointment of the independent accountants for fiscal 1998. The Company also has a standing Human Resources Committee of its Board of Directors, which held three meetings in fiscal 1997. This Committee performs the principal function of acting as a compensation committee. The Company has no standing nominating committee or any committee which performs similar functions. Each Director attended at least 75% of the meetings of the Board and its Committees on which he served in fiscal 1997, with the exception of Mr. Dean, who attended 70% of such meetings.


DIRECTORS' FEES
     Members of the Board of Directors who are not employees of the Company ("Non-employee Directors") receive $1,500 for each Board meeting attended. Non-employee Directors who are members of Committees of the Board receive $750 for each committee meeting attended. Additionally, each Non-employee Director receives $500 for attendance at the Company's Annual Meeting. Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees.

SUMMARY COMPENSATION TABLE
     The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executives who served in such capacities as of June 29, 1997, for the fiscal years indicated.


                                           ANNUAL COMPENSATION           LONG-TERM COMPENSATION (1)
                                           -------------------           --------------------------
                                                                           AWARDS            PAYOUTS
                                                                           ------            -------
                                                            OTHER     RESTRICTED                              ALL
                                                            ANNUAL      STOCK      OPTIONS/      LTIP        OTHER
         NAME AND            FISCAL    SALARY      BONUS     COMP.      AWARDS       SARS      PAYOUTS       COMP.
    PRINCIPAL POSITION        YEAR     ($) (1)    ($) (1)     ($)      ($) (2)      (#) (2)      ($)        ($) (3)
---------------------------- -------- ---------- ---------- -------- ------------- ---------- ----------- ------------

Craig E. LaBarge              1997     $275,002   $120,000     0          0           16,775      0           $20,003
   CEO & President            1996      250,000     45,000     0          0           25,000      0            20,003
                              1995      230,000     43,000     0          0           40,000      0            20,003
---------------------------------------------------------------------------------------------------------------------
William J. Maender            1997      162,500     45,000     0          0           12,500      0            16,702
   Vice President -           1996      156,000     21,000     0          0           10,000      0            18,531
   Finance,                   1995      150,000     19,000     0          0           15,000      0            18,467
   Secretary & Treasurer
---------------------------------------------------------------------------------------------------------------------

Harvey Baker   (4)            1997      147,441      0         0          0           12,500      0            17,286
   Vice President -
   Operations
---------------------------------------------------------------------------------------------------------------------

Thomas L. Hubbard  (4)        1997      138,462     47,500     0          0           12,500      0            13,480
   Vice President - Telecom
   Business Unit
---------------------------------------------------------------------------------------------------------------------

J. Barry Pipkin               1997      129,500     14,000     0          0           10,000      0            19,243
   Vice President             1996      129,500          0     0          0                0      0            20,937
                              1995      129,269          0     0          0                0      0            20,934
---------------------------------------------------------------------------------------------------------------------

     (1) Includes compensation amounts earned during the fiscal years shown but deferred pursuant to individual deferred compensation agreements with the Company.

     (2)  No SARs were granted during the fiscal year.

     (3) Includes the following by individual for the fiscal year ended June 29, 1997:


                                                    SPLIT $ LIFE                         COMPANY MATCH ON
                 NAME                                PREMIUM (A)                         401(k) DEFERRALS
---------------------------------------------------------------------------------------------------------
      Craig E. LaBarge                                 $20,003                                $    0
---------------------------------------------------------------------------------------------------------
      William J. Maender                                16,702                                 1,983
---------------------------------------------------------------------------------------------------------
      Harvey Baker                                      17,286                                     0
---------------------------------------------------------------------------------------------------------
      Thomas L. Hubbard                                 13,480                                 2,046
---------------------------------------------------------------------------------------------------------
      J. Barry Pipkin                                   19,243                                 1,869
---------------------------------------------------------------------------------------------------------

     (a) By agreement, these "split dollar life" premiums will be substantially recovered upon the surrender of the policy or death of the executive.

(4) Mr. Baker and Mr. Hubbard became officers of the Company during fiscal 1997.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
     The following table sets forth all stock options granted to the named executives during the fiscal year ended June 29, 1997.


                                                                                        POTENTIAL REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL RATES
                                                                                        OF STOCK PRICE APPRECIATION
                                  INDIVIDUAL GRANTS                                           FOR OPTION TERM
-------------------------------------------------------------------------------------------------------------------

                                            % OF TOTAL
                             OPTIONS/      OPTIONS/SARS
                               SARS         GRANTED TO      EXERCISE OR
                             GRANTED       EMPLOYEES IN     BASE PRICE     EXPIRATION
          NAME               (#) (A)        FISCAL YEAR       ($/SH)        DATE (B)       5% ($)        10% ($)
--------------------------------------------------------------------------------------------------------------------
Craig E. LaBarge              16,775           18.3%           $7.24        8/13/01        $33,555       $ 74,147
--------------------------------------------------------------------------------------------------------------------
William J. Maender            12,500           13.6             6.58        8/13/06         51,727        131,085
--------------------------------------------------------------------------------------------------------------------
Harvey Baker                  12,500           13.6             6.58        8/13/06         51,727        131,085
--------------------------------------------------------------------------------------------------------------------
Thomas L. Hubbard             12,500           13.6             6.58        8/13/06         51,727        131,085
--------------------------------------------------------------------------------------------------------------------
J. Barry Pipkin               10,000           10.9             6.58        8/13/06         41,381        104,868
--------------------------------------------------------------------------------------------------------------------

     (a)  No SARs were granted during the fiscal year.

     (b) The date of exercisability of the options granted in fiscal 1997 is August 13, 1998.


AGGREGATE OPTION EXERCISES AND YEAR END OPTION VALUES
     The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 29, 1997 and the number and value of unexercised options held by such executives at fiscal year end.

                                                                                           VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED               "IN THE MONEY"
                                                           OPTIONS AT YEAR END           OPTIONS AT YEAR END (A)
                         NO. SHARES                  ----------------------------------------------------------------
                        ACQUIRED ON       VALUE
        NAME              EXERCISE     REALIZED (B)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
Craig E. LaBarge                0         $      0      105,000          41,775        $491,811          $40,550
---------------------------------------------------------------------------------------------------------------------
William J. Maender         20,000          117,500       30,000          22,500         150,413           72,125
---------------------------------------------------------------------------------------------------------------------
Harvey Baker                    0                0            0          12,500               0                0
---------------------------------------------------------------------------------------------------------------------
Thomas L. Hubbard          20,000           95,340            0          12,500               0                0
---------------------------------------------------------------------------------------------------------------------
J. Barry Pipkin                 0                0            0          10,000               0                0
---------------------------------------------------------------------------------------------------------------------

     (a) Options are "in the money" if the market value of the shares covered thereby is greater than the option exercise price. Market value of a share at June 29, 1997 was $6.00.

     (b) Value realized is the difference between the market value of a share on the exercise date and the exercise price per share, times the number of shares exercised.

HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     LaBarge, Inc. has had an independent Human Resources Committee (the "Committee") since 1981. The Committee is made up of three outside directors appointed annually by the Board of Directors (the "Board"). The principal responsibilities of the Committee include the following:

       - review and recommend to the Board the annual salary, incentive compensation and other benefits of the chief executive officer and other members of executive management.

     The Company's compensation practices are designed to achieve certain fundamental objectives, including:

       -  to attract and retain talented key executives;
       -  to set competitive compensation levels;
       - to provide incentives which focus performance on the achievement of Company objectives; and
       -  to  align   executive   compensation   with  the   interests   of  the
          stockholders.

     To assist the Committee, the Company has, for more than ten years, contracted with an independent compensation and benefits consulting firm. This firm periodically evaluates each of the key management positions within the Company. The evaluation is based upon such criteria as the size and scope of the job, specific technical and managerial skills required, and the impact of the specific job on Company results.

     Using the evaluations of each job and data on the compensation practices of over 500 industrial companies in the U.S., the consultants recommend ranges for both base salary and bonus opportunity. The range for base salary is wide (plus or minus 20% from a mid-point) to accommodate a variety of individual criteria, including competitive factors and specific job performance over time. The recommended range for bonus opportunity is also wide, plus or minus 50% from a mid-point. The Committee believes that executives should be paid a base salary that is within the recommended range. Actual bonus payments may range from zero to the recommended high point or greater.

     Each year the CEO makes recommendations to the Committee regarding proposed salary changes and bonus payments, if any. The recommendations, and the Committee's evaluation of them, are based upon a variety of criteria including profit performance to plan, cash flow, debt reduction, customer development, the accomplishment of specific important objectives such as new acquisitions, divestitures, refinancing, and many subjective factors. All of these factors were considered in determining the CEO's total compensation package for fiscal 1997 and the recommended salary and bonuses for the other officers for fiscal 1997. Since the management team is small, this approach has worked well and has been adequate to achieve the stated objectives.


                           Committee members:        R. Hal Dean, Chairman
                                                     Gus G. Casten
                                                     James P. Shanahan, Jr.

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     Set forth below is information as of August 29, 1997, concerning all persons known to the Company to be beneficial owners of more than 5% of the Common Stock outstanding on the Record Date, and ownership of Common Stock beneficially owned by each Director and nominee for Director of the Company, and all executive officers and Directors as a group (unless otherwise indicated, such ownership represents sole voting and sole investment power).

            NAME AND ADDRESS OF                                 SHARES                             PERCENT
           BENEFICIAL OWNERS (1)                          BENEFICIALLY OWNED                       OF CLASS
------------------------------------------------------------------------------------------------------------
Harvey Baker                                               0                                          -
------------------------------------------------------------------------------------------------------------
Gus G. Casten                                        272,468                                         1.7
------------------------------------------------------------------------------------------------------------
Richard P. Conerly                                    51,704                                          *
------------------------------------------------------------------------------------------------------------
R. Hal Dean                                          108,621                                          *
------------------------------------------------------------------------------------------------------------
Thomas L. Hubbard                                     21,707      (13)                                *
------------------------------------------------------------------------------------------------------------
J. C. Kuhn, Jr.                                       40,100      (5)                                 *
------------------------------------------------------------------------------------------------------------
Pierre L. LaBarge, Jr.                             3,194,230      (2) (3) (4)                       20.4%
------------------------------------------------------------------------------------------------------------
Craig E. LaBarge                                   3,067,517      (3) (4) (5) (6)                   19.4%
                                                                  (7) (8) (9) (12)
------------------------------------------------------------------------------------------------------------
William J. Maender                                 1,014,290      (4) (5) (10)                       6.5%
------------------------------------------------------------------------------------------------------------
Edward J. Nestor, Jr.                                 26,591      (11)                                *
------------------------------------------------------------------------------------------------------------
James P. Shanahan, Jr.                                75,000                                          *
------------------------------------------------------------------------------------------------------------
Jack E. Thomas, Jr.                                    1,000                                          *
------------------------------------------------------------------------------------------------------------
All executive officers and directors               4,840,993                                        30.6%
as a group (12 persons)
------------------------------------------------------------------------------------------------------------

* Less than 1%.

(1) The address of each executive officer and Director is c/o LaBarge, Inc., 9900A Clayton Road, St. Louis, MO 63124.

(2) Includes 1,062,100 shares owned in Pierre L. LaBarge, Jr.'s individual capacity. The remaining 2,132,130 shares represent shared voting and shared investment power.

(3) Includes 1,232,025 shares held by a revocable living trust for Pierre L. LaBarge, Jr. of which trust Pierre L. LaBarge, Jr. and Craig E. LaBarge are the co-trustees and in which shares Mr. Craig E. LaBarge disclaims beneficial ownership.

(4) Includes 900,105 shares held in the Benefit Plan as to which the three members of the Benefit Plan administrative committee have shared voting power; comprising an aggregate of 294,640 shares which are held in accounts of executive officers of the Company and an aggregate of 605,465 shares which are held in accounts of other employees of the Company.

(5) Includes options exercisable within 60 days for the following number of shares under the 1987, 1993 and 1995 Incentive Stock Option Plans: J. C. Kuhn, Jr. - 15,000; Craig E. LaBarge - 130,000; William J. Maender - 40,000; all executive officers and directors as a group - 185,000.

(6)         Includes 38,756 shares held by seven trusts, one for each of Pierre
            L. LaBarge, Jr.'s seven grandchildren, of which trusts Craig E. LaBarge, Mark J. LaBarge and Pierre L. LaBarge, III are the co-trustees and in which shares the co-trustees disclaim beneficial ownership.

(7) Includes 70,548 shares held by Craig E. LaBarge's spouse in her name, 34,000 shares held in her IRA, and 542 shares as custodian for their two minor children. Craig E. LaBarge disclaims beneficial ownership of these shares.

(8) Includes 18,172 shares held by a trust for two minor children of Craig E. LaBarge, of which trust Craig E. LaBarge and Mark J. LaBarge are co-trustees and in which shares the co-trustees disclaim beneficial ownership.

(9) Includes 623,369 shares owned in Craig E. LaBarge's individual capacity.

(10) Includes 74,185 shares owned in William J. Maender's individual capacity.

(11) Includes 15,816 shares owned in Edward J. Nestor, Jr.'s individual capacity, 10,263 shares owned by his spouse and 512 shares held as custodian for three minor children. Mr. Nestor
            disclaims beneficial   ownership  of  all  but  the  shares  owned
            in  his individual capacity.

(12)        Includes 20,000 shares held in Craig E. LaBarge's IRA.

(13) Includes 1,707 shares held by Thomas L. Hubbard's spouse in her name. Mr. Hubbard disclaims beneficial ownership of these shares.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE
     To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements have been met during fiscal 1997.


PERFORMANCE GRAPHS
     Five-Year Total Return. The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Common Stock with the cumulative total return of the American Stock Exchange Market value and a peer group.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
        AMONG LABARGE, INC., THE AMEX MARKET VALUE INDEX AND A PEER GROUP






                                        LB      AMEX    PEER GROUP
                                        --      ----    ----------
                                        100     100        100
1993                                     41     114        119
1994                                     59     112        127
1995                                    113     132        178
1997                                    459     152        232
1997                                    306     168        201


*    $100  INVESTED  ON 6/30/92 IN STOCK OR INDEX -
     INCLUDING  REINVESTMENT  OF DIVIDENDS.
     FISCAL YEAR ENDING JUNE 30.

     The peer group consists of the following companies selected on the basis of their market capitalization and similarity of businesses: Miltope Group, Inc.; Sparton Corporation; Tech Sym Corporation; Esterline Technologies Corporation; EDO Corporation; Whittaker Corporation; Cubic Corporation; GRC International, Inc. and Aydin Corporation.


                     PROPOSAL 2: THE AUTHORIZATION AMENDMENT

           The Board of Directors of the Company is proposing to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000, and has adopted and recommends that the Stockholders approve the following resolution:

                  RESOLVED, that subject to the approval of the Stockholders of the Company, Article FOURTH of the Restated Certificate of Incorporation of the Company is hereby amended in its entirety to read as follows:

                         "FOURTH: The total number of shares of common stock
                  which the corporation shall have authority to issue is 40,000,000. The par value of each of such shares of common stock is $.01. The total number of shares of preferred stock which the corporation shall have authority to issue is 2,000,000 shares. The par value of each such share of preferred stock is $1.00 per share. The preferred stock may be issued from time to time, in one or more series, with such designations, preferences and relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors from time to time, pursuant to the authority hereby given. A copy of such resolution or resolutions shall be set forth in a certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of preferred stock shall be alike in every particular."

     As of August 29, 1997, there are outstanding 15,658,230 shares of Common Stock. In addition, the Company's 1987, 1993 and 1995 Incentive Stock Option Plans (the "Plans") provide for the grant of options to acquire an aggregate of 330,712 shares of Common Stock. As of August 29, 1997, options to acquire an aggregate of 312,288 shares Common Stock have been granted pursuant to the Plans. The additional authorized shares that would be available for issuance if the proposed amendment is approved may be issued for any proper corporate purpose by the Board of Directors at any time without further corporate approval (subject, however, to applicable statutes or the rules of the American Stock Exchange which require Stockholder approval for the issuance of shares in certain circumstances). The Board of Directors believes it is desirable to give the Company this flexibility in considering such matters as stock dividends, raising additional capital, acquisitions or other corporate purposes. The authorization of such shares will enable the Company to act promptly and without additional delay if appropriate circumstances arise which require the issuance of such shares. Other than commitments under existing stock plans, the Company has no present agreements or commitments to issue any additional shares. Holders of Common Stock are not entitled to pre-emptive rights, and to the extent that any additional shares of Common Stock or securities convertible into Common Stock may be issued on other than a pro-rata basis to current Stockholders, the present ownership proportion of current Stockholders may be diluted. Depending upon the circumstances in which additional shares of Common Stock are issued, the overall effects of such issuance may be to render more difficult or to discourage a merger, tender offer, proxy contest or the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management. Management of the Company is not aware of any possible takeover attempts at this time.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the resolution to amend the Restated Certificate of Incorporation.

--------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                  FOR APPROVAL OF THE AUTHORIZATION AMENDMENT.
--------------------------------------------------------------------------------


                PROPOSAL 3: SELECTION OF INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP ("Peat Marwick") has been appointed as independent accountants for the Company for the fiscal year ending June 28, 1998 by the Board of Directors with the approval of the Audit Committee. Peat Marwick has been the Company's independent accountants since 1980. Although the appointment of independent accountants is not required to be approved by Common Stockholders, the Board of Directors believes Common Stockholders should participate in the appointment through ratification. A representative of Peat Marwick is expected to be present at the Annual Meeting of

Stockholders with the opportunity to make a statement, if he so desires, and he is expected to be available to respond to appropriate questions raised orally at the meeting.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock casting a vote at the Annual Meeting is necessary for the ratification of the selection of the independent accountants.

--------------------------------------------------------------------------------
               THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
             RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP
                  AS INDEPENDENT ACCOUNTANTS FOR FISCAL 1998.
--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be presented at the next Annual Meeting, which is expected to be held in October 1998, must be received by the Company at its principal office at the address listed on page 2 hereof no later than May 18, 1998.


                                       By Order of the Board of Directors,



                                       WILLIAM J. MAENDER
                                       Vice President - Finance and Secretary

St. Louis, Missouri
September 22, 1997


                                                           LABARGE, INC.
                                             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                                         OCTOBER 21, 1997

        The undersigned hereby appoints Craig E. LaBarge and William J. Maender, or either of them acting in the absence of the other, proxies for the undersigned, with full power of substitution, to vote all shares of the undersigned at the Annual Meeting of
Stockholders of LaBarge, Inc. to be held at the Adam's Mark Hotel, Fourth and Chestnut Streets, St. Louis, Missouri, on October 21,
1997, at 11:00 A.M., St. Louis time, and at any adjournments thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters, not known or determined at the time of the solicitation of this proxy, as may properly come before said meeting or any adjournment thereof.

        The undersigned hereby revokes any proxies heretofore given in connection with the Annual Meeting and directs said persons to use this proxy to act or vote as follows;

        1.  Election of Directors   Class B: R. Hal Dean, J. C. Kuhn, Jr. and Edward J. Nestor, Jr.
            /  / FOR all nominees listed   /  / WITHHOLD AUTHORITY to vote for all nominees listed.  /  / FOR all nominees EXCEPT nominees written in space
                                                                                                          below

                              _______________________________________________________________________


        2.  Proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from
            20,000,000 to 40,000,000.

                                                 FOR              AGAINST           ABSTAIN
                                                /  /               /  /              /  /

        3.  Proposal to ratify the selection of KPMG Peat Marwick LLP as Independent Accountants for the fiscal year ending June 28,
            1998.

                                                 FOR              AGAINST           ABSTAIN
                                                /  /               /  /              /  /

                                                        (SEE REVERSE SIDE)

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED,  THIS PROXY WILL BE VOTED  FOR
PROPOSALS 1, 2 AND 3.




                                                                 NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor,
                                                                 administrator, trustee or guardian, please give full title as such.


                                                                 DATE:______________________________________________________________

                                                                 ___________________________________________________________________
                                                                 SIGNATURE(S)
                                                                 ___________________________________________________________________
                                                                 SIGNATURE(S)
